UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
                  (Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	03/31

Date of reporting period:	9/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Large Cap Value Fund

Small Cap Value Fund

Semi-Annual Report

September 30, 2009

Fund Adviser:

Dean Investment Associates LLC

2200 Kettering Tower

Dayton, OH 45423

Toll Free 1-888-899-8343

DEAN LARGE CAP VALUE FUND (DALCX)

Management’s Discussion & Analysis – Semi-annual Report 9/30/09

For the six months ending September 30, 2009, Dean Large Cap Value Fund returned 41.14% net of fees compared with 37.99% for the Russell 1000 Value Index.

Market Perspective

Even in the darkest hours last March, we believed the market would come back and, potentially, spectacularly. Perhaps that did not provide a lot of warmth during those cold winter days. The market, however, has come back with vigor. On March 9 through September 30, 2009, the Fund was up 71% in this timeframe. As much as “risk” was indiscriminately sold during the market sell off, it has been bought during the last six months or so. This six-month upward surge was led by the riskiest stocks. Stocks that were the most volatile over the last 18 months and with the largest debt burden were the best performing.

Our investment process worked both for us and against us during the reversal. On one hand, we tend to value businesses to a large degree based on a normalized level of earnings. That helped us to be in the right place when the market’s appetite for risk came back. On the other hand, over the last six months, the market’s best performing stocks were those businesses perceived to be the closest to failing with the worst balance sheets and the widest range of outcomes. We try to avoid such situations and thus did not hold the worst going down or the best after the bounce. Over time, we believe this strategy will both reduce our volatility and improve the total return to our investors.

We can be described to a certain extent as contrarian investors. We relish leaning against the crowd when circumstances justify it. Last March was such a period. We do not try to buy the absolutely cheapest stocks, which are often those most likely to go out of business - altogether. Instead, we try to own high quality companies within neglected industries. This general tenet served us well over the last couple of years.

Sector and Stock Results

The market’s best performing sectors during the six months ending September 30, 2009 were financials, consumer discretionary and industrials. Common threads among these sectors are that they are cyclical in nature and were very weak in the six months prior.

The financial crisis caused many investors to sell all financial related holdings regardless of the investment merit. We held our ground on many of these financial investments and were able to reap the benefits in a very short time. Three of our best stocks held were financials – American Express (AXP), Capital One Financial (COF) and SunTrust Banks (STI). We felt these companies were quality businesses within this highly neglected sector. We sold both American Express and SunTrust after tremendous gains from March 31, 2009 to May 06, 2009 (+102% and +66%, respectively). We continue to hold Capital One (+193% in these six months).

The industrial group was our largest overweight sector as of March 31, 2009. Some of the best performing stocks in this sector included Dover Corp (DOV, +49%), General Electric Company (GE, +65%), Ingersoll-Rand (+47%, while owned in period) and United Technologies (UTX, +44%) among others.

We were not as well-positioned in consumer discretionary holdings relative to our benchmark, as hindsight would suggest we should have been. We were modestly underweighted in the group, but both Johnson Controls (JCI, +66% while held in period) and Black & Decker (BDK, +48%) were solid contributors. Working against us were top performing stocks that we did not own, such as Gannett Co. (GCI, +477%), Las Vegas Sands (LVS, +459%) and TRW Automotive Holdings (TRW, +420%). These three companies’ operating margins were falling with alarming speed, had low or negative cash-flow from operations, a lot of debt and generally bleak long-term strategic positions. The best that could be said of these companies on March 31, 2009 was that if they survived, they might be big stock winners. The question was whether they would survive. That is speculation that we do not engage in. Once a situation turns to questions of survival instead of normal earning power, returns on capital over time, market position and strategy, we exit the holding or, much preferred, avoid the investment altogether.

Since volatility and risk were traits that led the market in the past six months, it may come as no surprise that sectors and stocks traditionally with lower volatility lagged. The worst sectors during the past six months were utilities, telecommunications, and health care. Favorably, the Fund did not own any utilities. The telecommunications sector was underweighted throughout the semi-annual period, with Verizon (VZ) and AT&T (T) comprising less than 5% of the portfolio. Health care has become the Fund’s largest overweighted sector. The sector underperformed during the semi-annual period for many of the reasons we like it long-term. The leading companies enjoy much less cyclicality, low debt levels, high free cash generation, and large recurring revenue streams. Headwinds facing this industry group include upcoming patent expiration, as well as fears of potential effects of health care system overhaul. Patent expiration is a very real threat over the long term; however, we feel there is lower risk to the leading companies we hold in the health care sector because of the depressed stock prices. In other words, the market has adjusted expectations for the patent losses arguably too far. The loss of earning power due to government systemic intervention will likely be much less than current stock prices imply. It is our position that such an overhaul will be materially diluted if it ever comes to pass at all. There is lower risk to the leading companies in the health care sector than the market is pricing in.

The worst performing stocks held in the six months ended September 30, 2009 were The Bank of New York Mellon Corp (BK, +3.3%), Eli Lilly (LLY, +1.7%) and Exxon Mobil (XOM, +2%). In contrast to many of the best performing financial services firms, The Bank of New York Mellon is a more stable financial business with recurring revenues from security custody services, securities clearing, asset management and other treasury services.

While the bank also engages in traditional banking services as well as investment banking, these are smaller contributors to earnings compared with most national banks. Therefore, Bank of New York did much better while the financial stocks were melting down, but lagged during the reversal. We feel it remains a good risk/reward situation and continue to hold the position.

The Fund’s health care sector underperformance was led by big pharmaceuticals such as Eli Lilly (LLY, +2%), Johnson & Johnson (JNJ, +18%) and Pfizer (PFE, +24%). LLY was particularly weak this period and the fundamental drivers are representative of the group. LLY is a pharmaceutical company with a focus on neuroscience, endocrinology, oncology, and cardiovascular therapeutic areas. Eli Lilly’s innovative culture and commitment to developing the next generation of drugs set the company apart from its peers and drive its long-term growth. However, LLY faces one of the steepest patent cliffs in the pharmaceutical industry between 2011 and 2013, with more than 40% of its current sales encountering generic competition. Additionally, the discussion of national health care systemic overhaul is taking a toll. The market fears significant loss of earning power with such intervention. It is our position that such an overhaul will be diluted materially if it ever comes to pass at all. We believe there is lower risk to the leading companies in the health care sector than the market is pricing in, and thus many represent very favorable risk/reward investments.

Another area of lackluster performance was the energy sector. Despite the price for crude oil increasing nearly 35% from March 31 to September 30, 2009 and natural gas up 28%, the largest integrated oil companies considerably underperformed the overall market. The Fund has significant weighting in the largest integrated oil and gas companies. Exxon Mobil Corp (XOM), Chevron (CVX) and ConocoPhillips (COP) are all in the Fund’s top ten holdings. These stocks were up a paltry 2%, 9% and 18% respectively during the six months. There remain compelling long term arguments for owning these stocks. In the short term, however when risk and volatility rule the day, they will likely underperform. Their market leading, integrated and diversified nature serve to reduce volatility in what can be a highly fluctuating sector. We continue to feel that these are the best risk/reward stocks in this group and among the best of all U.S. equities.

Portfolio Positioning

The economy appears to be on the mend. While it may be two steps forward and one step back from the bottom, it does appear that we have made it through the worst. The stock market is a discounting mechanism. After adjusting to expectations for an expanding economy, the last six month’s bull run has returned many market imbalances to seemingly reasonable and historic levels. Going forward, the market dominating news should be more stock and industry specific than the “sell risk”/“buy risk” binary outcomes of the two most recent six-month periods. This should bode well for our investment style. At its core, our process targets specific high quality companies that are undervalued for transitory reasons.

We are not theme investors, but in looking at the Fund’s current positioning a couple of industries stand out. Many of our largest holdings and industry overweight positions are in health care equipment and services, as well as defense and aerospace industries. As mentioned previously, it is our belief that the current health care proposals will do far less long term damage than is currently priced in. This is particularly true of the earning power of the highest quality medical equipment manufacturers, such as Medtronic (MDT), Stryker (SYK) and managed care leader United Health Care (UNH). A tangentially related situation is the defense industry. Due to the record high federal budget deficits resulting in calls for cutbacks, the winding down of conflict with Iraq and potential winding down of the Afghanistan effort, defense companies have underperformed. Similar to the health care reform, there exist very real reasons for the stocks to be weak. However, the current depressed prices of such high quality businesses as General Dynamics (GD), Lockheed Martin (LMT) and L-3 Communications Holdings (LLL) among others present a very favorable opportunity going forward.

Groups that we are underweighted include financials and utilities. Our underweight position in financials is more a result of the exceptionally large size of the benchmark weight than anything else. We hold more than 18% of the Fund in this sector and see many favorable opportunities. The Fund does not hold any utilities. While the group has admirable earnings stability over time and manageable debt levels, the returns on capital and long term growth potential are well below average. Nevertheless, there will be times when the price and circumstances will justify holding some utility issues.

The investment landscape has radically changed over the last six months. The markets have moved from fear of calamity to optimism for recovery. While we have harvested much of the low hanging fruit, numerable investment opportunities remain. It is a welcome return to normalcy. Dean Large Cap Value Fund has weathered the storm of the last 18 months well. We continue to believe that our fundamental value approach will outperform over time and appreciate your continued confidence.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance may be lower or higher than the performance data quoted.For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The Russell 1000 and Russell 1000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 1000 Index and the Russell 1000 Value Index on September 30, 1999 and held through September 30, 2009.

The Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.For more information on the Dean Large Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND (DASCX)

Management’s Discussion & Analysis – Semi-annual Report 9/30/09

For the six months ending September 30, 2009, the Dean Small Cap Value Fund returned a positive 64.57% net of fees compared with a positive 44.79% for the Russell 2000 Value Index and a positive 43.95% for the Russell 2000 Index.

These positive numbers are a welcomed sight after the pain we have felt from one of the worst bear markets in history. While we are pleased to see positive numbers for a change, we recognize there is still a great deal of work to be done before we dig out from the hole that this “Great Recession” has caused in our portfolios.

Please know that we will continue to try to be good stewards of your capital. You can feel comfortable that our financial interests are aligned with yours as each of our portfolio managers holds a significant portion of their investable assets in DASCX. We definitely, as the saying goes, “eat our own cooking.”

In this semi-annual report, we will begin by giving you some of the sector highlights for the last six months: what worked, what didn’t, and why. This will be followed by a more in-depth examination of what we are seeing in the market, including what has happened in the last six months, what opportunities and risks we see going forward, and how these are impacting our portfolio. We will conclude with comments about particular stocks that stood out in the last six months.

Sector Highlights

The best performing sector relative to our benchmark in the last six months was the financial sector, which accounted for nearly 50% of our outperformance. We have been, on average, overweighted in the sector during the six month period and our stocks have returned 63% versus 30% for the Russell 2000 Value Index. We believe there are many attractive banks and insurance companies with conservative balance sheets that could gain share from weaker competitors during this severe shakeout in the financial space. We are still seeing good opportunities in financials.

The second best performing sector was the industrial sector, which accounted for approximately 20% of the outperformance during the period. Similar to the financial sector, we were overweighted compared to the benchmark and our stocks did better with a return of 63% versus 50% for the Russell 2000 Value Index. We saw many opportunities to buy high quality, economically cyclical companies when the market was imploding late in 2008 and early 2009. These stocks were priced as if the business cycle was never coming back. After a large run since the bottom in March, we feel there are less compelling ideas in many of these types of companies, so we have been reducing our weight.

The worst performing sector in the last six months was health care, which cost us 1.8% relative to our Russell 2000 Value Index. We had one health care stock, Kendle International (KNDL), which really hurt us this period. We will discuss this stock and what went wrong in the final section of this report. Nevertheless, we have recently been adding companies to this underperforming sector. We may be early, and the recent underperformance tells us that we are so far, but we feel that the uncertainty around President Obama’s health care reform is producing some attractive opportunities in companies that are relatively unaffected by the potential changes.

The second worst performing sector was consumer discretionary. While our stocks in this space were up 67%, that performance was not enough to keep pace with the positive 78% return for the consumer discretionary stocks in the Russell 2000 Value Index; our underweighting didn’t help us much in this sector either. Consumer discretionary stocks have been some of the best performing stocks so far in 2009. Due to the outperformance and less attractive valuations in the sector, we have gone from an overweight to an underweight within the last six months. We are still finding some one-off bargains and have recently added some new specialty retail names such as Foot Locker (FL), Cato Corp. (CATO), and The Buckle (BKE), but we are not finding the bargains across the board in the consumer discretionary space like we did in 2008.

Market Perspective

There is a saying in some value investing circles that goes something like this: “You never know when your alpha (meaning outperformance) is going to happen, but when it does, it can come quickly and violently.” We deeply believe this old adage to be true and the Dean Small Cap Value Fund’s performance in the last six months illustrated what this actually means to an investor.

During the severe downturns in late 2008 and early 2009, we were aggressively adding to companies we felt were grossly undervalued due to irrational and emotional selling. All risky assets, especially equities, were sold indiscriminately. To give you a sense of how inexpensive small cap equities had become, we are including the chart below.

The chart displays our small cap universe (companies under $3 billion market cap) on a price to normal earnings basis. Instead of using historical or next year’s projected earnings, Dean Capital Management, the Fund’s sub-adviser, uses normal earnings power, which is what we think a company can earn in a typical business environment over a full business cycle. We believe it is more prudent to focus on a longer time horizon by looking three to five years out versus focusing on what a company might earn next year. By doing this, we eliminate the tendency to allow emotion to cause extrapolation of the most recent trends. We believe it provides a more stable earnings number (compared to forward estimates) upon which we can calculate valuations that are comparable across companies and sectors. Here is the median price to normal earnings for the small cap universe over the last 18 months:

As you can see by the chart, when the market melted down beginning last October and ending in March of this year, small cap stocks had become very attractive. At the bottom in March of this year, the median price for the small cap universe was six times normal earnings. If this number is inverted, you can derive the normal “earnings yield” for the median small cap company; meaning that at the bottom, the median small cap company was priced to yield earnings of 17%. This compares to intermediate corporate bonds that were yielding 7% at that time. This 10% equity yield advantage was just about twice what it typically has been in the past.

In the Fund, we tend to have a weighted average price to normal earnings ratio that is closer to the lowest quartile in the small cap universe versus the median. So at the bottom in March, DASCX had a weighted average price to normal earnings ratio closer to four times earnings versus the median company at six times, which meant that our expected earnings yield at the market bottom was 25% compared to 17% for the median company. With an expected earnings yield of 25%, we were very enthusiastic about our future prospects for solid returns. Our multiple was lower (and earnings yield higher) than the market because we were willing to own those companies that were economically cyclical, such as chemical companies, old line industrial companies, and asset managers. We felt the market was being too negative in terms of the full cycle earnings power of these types of companies and that it was extrapolating the most recent weakness too far into the future.

Keep in mind that this was a painful proposition for an extended period of time, especially late October through late November of 2008. This is when the most severe decline of the bear market took place and DASCX underperformed both its benchmark and its peers. The underperformance was due to holding the more economically sensitive names that we thought were so attractive. These were trying times for you as shareholders and us as managers. However, we continued to have conviction in our process and our belief that the risk was in “not owning” economically sensitive companies versus owning them. We felt that this discrepancy in the market should correct at some point in time and that when it did correct, it would do so very quickly. This turning point came in March, which indeed turned out to be a good time to own small cap equities. Since the market bottom on March 9 through September 30, 2009, DASCX was up 111.7%, whereas the Russell 2000 Value was up 81.5%.

We felt comfortable holding large weights in high quality companies at those extremely low valuations in March because we believed we didn’t have much downside risk, yet we thought we had a great deal of upside potential if our normal earnings numbers were remotely accurate. We are constantly looking at where we are getting paid to take risk in the market and in March we were getting paid handsomely to be in the stock market in general, and more specifically, we were getting paid extremely well to take risks in those names that would benefit from an improving economy. We seek out these types of asymmetrical situations where we feel we have limited downside risk with a lot of upside potential.

Tying back to the adage, “You never know when your alpha is going to happen, but when it does, it can come quickly and violently,” we didn’t know that the market was going to turn in March of 2009, and we don’t know if that was the absolute bottom in the market or not, but what we did know was that we owned good companies in neglected industries that were priced as if they were going out of business. We had a good feeling that if the economy didn’t go into another Great Depression, we could generate a good deal of alpha in a presumably short amount of time. We were fortunate that the turn came in March and we did, in fact, generate the alpha we thought was possible.

Now we sit here at the end of September in a much different place. If you look at the price to normal earnings chart again, you will notice that we are currently trading at a median price to normal earnings ratio of 10.6 times. This translates into a normal earnings yield of just over 9%, compared to the 17% normal yield we saw in March. The current 9% normal earnings yield compares to a 4% yield in intermediate corporate bonds. This brings the relationship back to a more normal 5% equity yield advantage versus the 10% equity advantage we saw in March.

Moreover, in the Dean Small Cap Value Fund, our weighted average price to normal earnings ratio is just over 8 times earnings, which translates into a normalized earnings yield of 11% versus the 25% we saw in March. Needless to say, we are not nearly as enthusiastic about our future prospects for the Fund as we were in March; however, in the grand scheme of things, we are not in an extremely overvalued position either and there are still many good opportunities out there.

Our take is that the market as a whole isn’t as grossly undervalued as it was in March and in fact, based on our company by company normalized earnings numbers, small cap stocks are back to reasonably fair valuations. Our universe is at the same normalized valuation levels seen last September before the stock market meltdown.

This shouldn’t come as a shock, for we have seen a rally in 2009 of tremendous proportion. The chart below compares the rally off the bottom for each of the past two bear markets, using the Russell 2000 Value index.

As you can see from the chart, this rally has actually exceeded the rally that took place from 10/9/02 through 4/1/04, returning over 80% from the bottom versus the 2002 to 2004 rally of just under 80%. The current rally has done so in a much shorter time period: 144 days versus 373 days for the 2002 to 2004 rally. An argument can be made that the market declined much further and faster this time around, so it should rally much farther and faster on the upside. While this is true, we have been carefully watching a few disconcerting metrics that leave us skeptical of this argument.

The first is the Baltic Dry Index, which is an index of international shipping prices of various dry good cargos. We feel the Baltic Dry Index is a good leading indicator of economic activity as it has less speculation built into it than commodity prices (which many investors watch as leading indicators). Below is a chart of the percentage change in the Baltic Dry Index during the same time frame we compared in the previous chart (the stock market bottom in October of 2002 compared to the bottom in March 2009).

Even though the stock market has rallied harder than it did off the 2002 bottom, the Baltic Dry Index has not had the same increase that it had in 2002-2004. This is a little troubling to us and has us wary of a situation where stocks may have run up too far too fast based on government stimulus, while the real economy is not quite keeping up with market expectations.

To that end, we recently ran across a very good chart from the Bespoke Investments Group, an economic outfit that does excellent macro studies on the market. The point of Bespoke’s chart below is that while many companies have beaten analysts’ earnings estimates on the bottom line (earnings per share) through cost cutting (layoffs/restructurings), the number of companies that are beating estimates on the top line (sales) is still well below average. This corroborates what we have been witnessing from individual companies we follow. Companies cannot cost-cut to prosperity; and at some point, sales need to start turning in a positive direction in order for the market’s current expectations to be met.

While we never try to time the market or make big top down market calls at Dean Capital Management, we are very cognizant about what risk is being priced into the market and where expectations are relative to reality.

When we combine all of the factors we have presented: 1) valuations on a normalized basis back to pre-crash levels; 2) the Russell 2000 Value rallying higher and faster than it did off the 2002 bottom; 3) the Baltic Dry Index not rallying nearly as much as it did off the 2002 stock market bottom; and 4) companies’ sales continuing to disappoint despite being able to beat estimates on an earnings basis, we can’t help but think there is a risk that the market could be disappointed in the near term. This risk has dramatically increased over the last couple of months. The bottom line: we don’t feel we are currently getting paid to take as much risk as we were in March.

This means that an investor can’t just own any small cap stock and it will turn out to be a good investment, as was the case in March. Because of the extremely low valuations across the board at the bottom of the market, you could have almost thrown a dart at the quote page of a newspaper and the stock that was hit would have turned out to be a winner. We feel that this will not be the case going forward and that the easy money off the bottom has been made. There is now a premium on owning the right kinds of stocks. Interestingly, the stocks that have run the most off the bottom are those that are the most speculative: no earnings, bad balance sheets, no dividends, and low prices (penny stocks).

We handle this type of dynamic by slowly rotating into those stocks that are screening in the bottom quartile on our normal valuation metric, but are also considered “high quality” stocks. We define high quality stocks as those that have good balance sheets, generate good free cash flow, preferably pay a dividend, and produce solid returns on invested capital. By constantly exposing our portfolio to some of the cheapest stocks in the universe on normalized earnings, we are moving to the area of the market where we are getting paid to take risk. By requiring these companies to be high quality companies, we typically will be buying good companies in neglected industries that hopefully have limited downside risk.

Keep in mind, however, that momentum can be a powerful force in the market and we tend to be early with our moves that lean against the prevailing wind. We can envision a final quarter where money managers are chasing the performance of the indexes, which through their aggressive buying could cause a virtuous circle, catapulting the market even higher through year end. To protect against this, we incrementally scale into (buy) companies we think are emerging as our best risk/rewards as these are usually the neglected companies that are not participating in a rally, while we gradually scale out of (sell) companies that are becoming less attractive risk/rewards. Stocks become less attractive by valuations becoming stretched or fundamentals deteriorating. We scale in and out of stocks rather than buying and selling in one fell swoop because, as the saying goes, “you never know when your alpha will happen...”

Where are we currently finding opportunities?

Through our bottom up, fundamental analysis, and using our normal earnings as our valuation guide, we have slowly been selling the more economically sensitive names that served us so well in the last six months. In terms of industries, we have been lowering our weights in chemical companies, energy companies, and old line industrial companies. These stocks have started to become expensive on a normalized earnings basis as the market has begun to price an economic recovery into the shares.

In contrast, we have been finding some opportunities in financial companies that have strong balance sheets, especially community banks that should be able to purchase the assets of failed banks for pennies on the dollar, which could help the surviving banks generate excellent future returns. As we previously mentioned, we have also been finding opportunities in the healthcare sector.

Additionally, we have been increasing the dividend yield in the portfolio. We are finding that high quality, dividend paying companies are beginning to look very attractive relative to non-dividend paying companies. The dividend payers have not participated nearly as much in the rally since March. Given our apprehension that the economy may have fits and starts and that the market may be too exuberant in the near term, we think it makes sense to get paid while we wait to see what the next chapter brings.

To that end, we have also been finding some excellent risk/rewards in bonds that are convertible into small cap equities. We like the asymmetrical risk/reward of these convertible bonds. We get better downside protection from the bond component than we would in a straight equity, yet we also get to participate in the upside through the option to convert to equity if the market continues to move fiercely higher. The tradeoff is we have to accept lower upside participation than would be had in the straight equity, but that is a sacrifice we are willing to make after such a big market run.

Convertible bonds sold off hard last year as hedge funds were forced to sell them because of shareholder redemptions and deleveraging. The prices still haven’t fully recovered and we find them to be currently attractive relative to common equities. We are partial to the higher yield, better downside protection, and lower volatility at this point in the economic cycle. Given all the uncertainties and the high expectations of the stock market, we like our odds with these securities where we win relative to our benchmark in two out of three scenarios. We win if the market is down, we win if the market is flat, and we only lose if the market climbs higher but, hopefully, not by much. We continue to look for these types of attractive risk/rewards.

The Last Six Months Standout Stocks

Pzena Investment Management (PZN) was the largest contributing stock for the last six months. It accounted for just under 8% of the portfolio’s 65% return during the period as the stock was up over 200%. Pzena Investment Management is an institutional boutique asset management firm that solely focuses on deep value equity investing. This investment style was a challenging space during the first quarter of 2009, and the stock was under pressure as a result. We continued to believe in the process and niche focus of the firm and thought it would be a beneficiary from the market rotating back to Pzena’s investment style. Deep value investing usually does extremely well when the economy starts to come out of a recession. We were comfortable with this thesis because of our own work on normalized earnings, which we previously discussed. Our thesis took hold in the second quarter, and given the enormous appreciation of the stock, we felt it had gotten ahead of its fundamentals. Because of its stretched valuation, we exited the position.

The second largest individual contributor for the period was General Cable (BGC). General Cable designs, manufactures, and sells copper, aluminum, and fiber optic wire and cable products. It is a direct beneficiary of the energy infrastructure upgrade cycle as well as the global energy infrastructure build. These two themes became more prominent in the second quarter and combined with the declining dollar, increasing copper prices, and some economic indicators stabilizing, General Cable appreciated nearly 80% while we owned it over the last six months. We have sold General Cable as part of our rotation out of some of the more economically sensitive names.

Our largest detractor over the last six months was Hampton Roads Bankshares (HMPR). Hampton Roads cost our portfolio just under 1.5% over the period. This stock had a wild ride over the last six months. It was added to the Russell 2000 Index in June, which caused the stock to rally 36% in one day. It has pretty much been straight down since that big up day and even though we sold a large percentage of our position, we wish we would have sold it all in June. We are especially disappointed to see a bank as one of our largest detractors as we have prided ourselves on owning only the strongest capitalized institutions, which helped us sidestep many of the meltdowns within the financial sector in the past year. Unfortunately, we underestimated the negative impact two large acquisitions would have on the very solid balance sheet that Hampton Roads had always maintained. The two banks HMPR acquired were fraught with bad loans and it has begun to strain Hampton Roads’ balance sheet. This mistake does, however, highlight our sell discipline. Once we realized how much the balance sheet was being negatively affected by the poorly timed and executed acquisitions, we took every step possible to exit the stock in short order without impacting the price. While we often add to stocks that are falling, we are not afraid to sell a declining stock if fundamentals are deteriorating. We try to avoid “value trap” situations by attempting to keep emotion out of our decision making process.

Our second largest detractor for the period was Kendle International (KNDL). Kendle is a contract research organization (CRO) that provides Phase I through IV clinical research and drug development services to the pharmaceutical and biotechnology industries. Kendle announced that it would not meet analysts’ estimates due to pricing pressure, project delays, and cancellations, which caused the stock to plummet over 50% in one day. Many of Kendle’s competitors missed estimates because of the same issues. We have liked the CRO space for a long time; however, the industry fundamentals seem to be changing and we are not comfortable with how the industry is evolving. Large pharmaceutical companies have been increasingly outsourcing more of their clinical trials to CRO’s; however, this trend seems to be slowing some as most of the low-hanging outsourcing fruit has been picked.

In addition, biotechnology companies are struggling with funding; meaning, they are reducing clinical trials. We think this type of environment is causing price competition in the CRO industry - much more so than in the past. We waited for a small bounce in Kendle’s stock price and we exited the position because of deteriorating fundamentals and better opportunities elsewhere.

Bottom Line

Over the last six months, we have had a nice run in the market in general, and in the Dean Small Cap Value Fund in particular; however, we feel the market dynamic has changed meaningfully since March.  The market is beginning to price in a recovery, yet while much improved, the evidence of a full recovery is still in question.  We feel there are still many great opportunities currently in the small cap space, there just aren’t as many extraordinary opportunities that we saw in March.   More importantly, we believe that over long periods of time, the small cap value asset class is a superior asset class in which to be invested, which is why, as portfolio managers of the fund, we hold such significant personal stakes in DASCX.

Thank you for your continued confidence in Dean.

Small- Cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance may be lower or higher than the performance data quoted.For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on September 30, 1999 and held through September 30, 2009.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN LARGE CAP VALUE FUND HOLDINGS- (UNAUDITED)

1As a percent of total investments.

DEAN SMALL CAP VALUE FUND HOLDINGS- (UNAUDITED)

1As a percent of total investments.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS' EXPENSES

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2009 to September 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Large Cap Value Fund	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period April 1, 2009 – September 30, 2009*
Actual	$1,000.00	$1,411.39	$9.07
Hypothetical**	$1,000.00	$1,017.55	$7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Dean Small Cap Value Fund	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period April 1, 2009 – September 30, 2009*
Actual	$1,000.00	$1,645.67	$9.95
Hypothetical**	$1,000.00	$1,017.55	$7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

DEAN FUNDS
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Shares	COMMON STOCKS - 98.37%	Value

	Aircraft Engines & Engine Parts - 2.86%
6,070	United Technologies Corp.	$ 369,845

	Books: Publishing or Publishing and Printing - 1.60%
8,220	McGraw-Hill Companies, Inc.	206,651

	Construction, Mining & Materials Handling Machinery & Equipment - 2.50%
8,336	Dover Corp.	323,103

	Converted Paper & Paperboard Products - 1.50%
3,288	Kimberly-Clark Corp.	193,926

	Crude Petroleum & Natural Gas - 4.99%
4,553	Apache Corp.	418,102
3,389	Devon Energy Corp.	228,181
		646,283

	Electromedical & Electrotherapeutic Apparatus - 3.03%
10,645	Medtronic, Inc.	391,736

	Electronic & Other Electrical Equipment (No Computer Equipment) - 1.41%
11,129	General Electric Co.	182,738

	Electronic Computers - 1.83%
15,504	Dell, Inc. *	236,591

	Fire, Marine & Casualty Insurance - 3.62%
9,611	Allstate Corp./The	294,289
10,535	Progressive Corp. *	174,670
		468,959

	Guided Missiles & Space Vehicles & Parts - 2.09%
3,465	Lockheed Martin Corp.	270,547

	Hospital & Medical Service Plans - 1.66%
8,600	UnitedHealth Group, Inc.	215,344

	Insurance Agents Brokers & Services - 2.11%
7,185	MetLife, Inc.	273,533

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2009
(Unaudited)

Shares	COMMON STOCKS - 98.37% - continued	Value

	Metalworking Machinery & Equipment - 2.37%
6,637	Black & Decker Corp./The	$ 307,227

	National Commercial Banks - 9.30%
14,569	Bank of America Corp.	246,508
11,584	JPMorgan Chase & Co.	507,611
8,800	U.S. Bancorp	192,368
9,105	Wells Fargo & Co.	256,579
		1,203,066

	Oil & Gas Field Machinery & Equipment - 1.88%
5,691	Baker Hughes, Inc.	242,778

	Paints, Varnishes, Lacquers, Enamels & Allied Products - 2.96%
6,576	PPG Industries, Inc.	382,789

	Petroleum Refining - 12.26%
6,070	Chevron Corp.	427,510
10,749	ConocoPhillips	485,425
6,300	Exxon Mobil Corp.	432,243
4,199	Murphy Oil Corp.	241,736
		1,586,914

	Pharmaceutical Preparations - 8.10%
12,490	Eli Lilly & Co.	412,545
5,311	Johnson & Johnson	323,387
18,900	Pfizer, Inc.	312,795
		1,048,727

	Pumps & Pumping Equipment - 3.23%
8,022	ITT Corp.	418,347

	Radio & TV Broadcasting & Communications Equipment - 2.00%
3,220	L-3 Communications Holdings, Inc.	258,630

	Retail - Drug Stores and Proprietary Stores - 2.02%
6,989	Walgreen Co.	261,878

	Services - Advertising Agencies - 2.14%
7,512	Omnicom Group, Inc.	277,493

	Services - Computer Integrated Systems Design - 1.24%
3,035	Computer Sciences Corp. *	159,975

	Services - Computer Processing & Data Preparation - 2.16%
5,160	Affiliated Computer Services, Inc. - Class A *	279,517

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2009
(Unaudited)

Shares	COMMON STOCKS - 98.37% - continued	Value

	Services - Prepackaged Software - 3.18%
15,900	Microsoft Corp.	$ 411,651

	Ship & Boat Building & Repairing - 2.26%
4,527	General Dynamics Corp.	292,444

	Soaps, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 1.58%
3,541	Procter & Gamble Co./The	205,095

	State Commercial Banks - 3.73%
7,633	Bank of New York Mellon Corp.	221,281
7,335	Capital One Financial Corp.	262,080
		483,361

	Surgical & Medical Instruments & Apparatus - 3.22%
9,162	Stryker Corp.	416,230

	Telephone Communications (No Radiotelephone) - 3.69%
8,600	AT&T, Inc.	232,286
8,100	Verizon Communications, Inc.	245,187
		477,473

	Wholesale - Groceries & Related Products - 1.85%
9,611	Sysco Corp.	238,833

	TOTAL COMMON STOCKS (Cost $12,879,627)	12,731,684

	MONEY MARKET SECURITIES - 1.62%
209,646	AIM STIT-STIC Prime Portfolio - Class I, 0.20% (a)	209,646

	TOTAL MONEY MARKET SECURITIES (Cost $209,646)	209,646

	TOTAL INVESTMENTS (Cost $13,089,273) - 99.99%	$ 12,941,330

	Other assets less liabilities - 0.01%	1,370

	TOTAL NET ASSETS - 100.00%	$ 12,942,700

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at September 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2009
(Unaudited)

Shares	COMMON STOCKS - 85.75%	Value

	Accident & Health Insurance - 2.88%
10,390	Reinsurance Group of America, Inc.	$ 463,394

	Aircraft & Parts - 3.18%
10,685	Triumph Group, Inc.	512,773

	Airport Development & Maintainance - 0.91%
3,420	Grupo Aeroportuario del Sureste S.A.B. de C.V. (a)	145,897

	Book Printing - 2.88%
30,565	Courier Corp.	463,060

	Computer Peripheral Equipment - 1.48%
27,466	RadiSys Corp. *	238,680

	Crude Petroleum & Natural Gas - 1.04%
3,165	Berry Petroleum Co. - Class A	84,759
2,554	St. Mary Land & Exploration Co.	82,903
		167,662

	Drilling Oil & Gas Wells - 0.83%
8,815	Patterson-UTI Energy, Inc.	133,106

	Electric Services - 2.95%
24,100	Portland General Electric Co.	475,252

	Footwear - 0.97%
6,270	Wolverine World Wide, Inc.	155,747

	Investment Advice - 3.08%
18,150	AllianceBernstein Holding L.P.	495,132

	Investment Companies - 1.47%
22,097	Prospect Capital Corp.	236,659

	Life Insurance - 5.58%
20,590	Delphi Financial Group, Inc. - Class A	465,952
9,945	Torchmark Corp.	431,911
		897,863

	Miscellaneous Manufacturing Industries - 1.90%
15,035	Hillenbrand, Inc.	306,263

	National Commercial Banks - 10.03%
22,310	American National Bankshares, Inc.	486,804
46,405	First Financial Bancorp	559,180
8,770	FirstMerit Corp.	166,893
15,815	National Bankshares, Inc.	402,492
		1,615,369

	Natural Gas Transmission & Distribution - 1.81%
11,375	Southwest Gas Corp.	290,973

	Office Furniture - 0.93%
8,865	Herman Miller, Inc.	149,907

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2009
(Unaudited)

Shares	COMMON STOCKS - 85.75% - continued	Value

	Oil & Gas Services - 1.47%
10,535	Superior Energy Services, Inc. *	$ 237,248

	Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.18%
11,535	STERIS Corp.	351,241

	Refuse Systems - 0.90%
11,265	IESI-BFC, Ltd.	145,544

	Retail - Eating & Drinking Places - 3.14%
19,590	Sonic Corp. *	216,665
24,573	Steak n Shake Co./The *	289,224
		505,889

	Retail - Family Clothing - 2.32%
5,665	Buckle, Inc./The	193,403
8,870	Cato Corp. - Class A	179,972
		373,375

	Retail - Grocery Stores - 1.47%
8,040	Village Super Market, Inc. - Class A	236,939

	Retail - Shoe Stores - 1.95%
26,295	Foot Locker, Inc.	314,225

	Savings Institution, Not Federally Chartered - 3.57%
12,020	Northfield Bancorp, Inc.	153,856
44,065	Provident New York Bancorp	420,821
		574,677

	Semiconductors & Related Devices - 0.43%
28,425	Aware, Inc. *	69,357

	Services - Business Services - 1.97%
21,825	Heartland Payment Systems, Inc.	316,681

	Services - Commercial Physical & Biological Research - 0.50%
2,155	Charles River Laboratories International, Inc. *	79,692

	Services - Computer Processing & Data Preparation - 2.52%
26,430	IMS Health, Inc.	405,700

	Services - Computer Programming Services - 1.06%
42,460	CIBER, Inc. *	169,840

	Services - Engineering Services - 1.43%
13,941	Ecology & Environment, Inc. - Class A	230,026

	Services - Help Supply Services - 1.84%
27,990	Barrett Business Services, Inc.	296,134

	Services - Prepackaged Software - 4.51%
11,727	Manhattan Associates, Inc. *	236,885
35,385	Parametric Technology Corp. *	489,021
		725,906

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2009
(Unaudited)

Shares	COMMON STOCKS - 85.75% - continued	Value

	State Commercial Banks - 0.91%
19,280	CVB Financial Corp.	$ 146,335

	Steel Works, Blast Furnaces, Rolling Mills - 3.24%
16,040	Carpenter Technology Corp.	375,176
24,310	Friedman Industries, Inc.	145,860
		521,036

	Surety Insurance - 2.47%
32,710	Old Republic International Corp.	398,408

	Surgical & Medical Instruments & Apparatus - 2.11%
11,575	Utah Medical Products, Inc.	339,379

	Telephone Communications - 0.99%
21,240	Frontier Communications Corp.	160,150

	Water Transportation - 1.42%
7,120	Alexander & Baldwin, Inc.	228,481

	Wholesale - Chemicals & Allied Products - 1.43%
12,435	Innophos Holdings, Inc.	230,047

	TOTAL COMMON STOCKS (Cost $11,867,086)	13,804,047

	REAL ESTATE INVESTMENT TRUSTS - 6.04%
10,660	Agree Realty Corp.	244,434
19,135	Anworth Mortgage Asset Corp.	150,784
7,705	BRE Properties, Inc.	241,167
14,010	LTC Properties, Inc.	336,800

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $773,656)	973,185

	MONEY MARKET SECURITIES - 3.74%
601,858	AIM STIT-STIC Prime Portfolio - Class I, 0.20% (b)	601,858

	TOTAL MONEY MARKET SECURITIES (Cost $601.858)	601,858

Principal
Amount
	CONVERTIBLE CORPORATE BONDS - 4.41%
$ 360,000	ADC Telecom, 3.50%, 7/15/2015	278,100
184,000	Chemed Corp., 1.875%, 5/15/2014	152,260
179,000	Lifepoint Hospitals, Inc., 3.50%, 5/15/2014	152,821
153,000	Pantry, Inc., 3.00%, 11/15/2012	126,799

	TOTAL CONVERTIBLE CORPORATE BONDS (Cost $700,098)	709,980

	TOTAL INVESTMENTS (Cost $13,942,698) - 99.94%	$ 16,089,070

	Cash and other assets less liabilities - 0.06%	9,319

	TOTAL NET ASSETS - 100.00%	$ 16,098,389
* Non-income producing securities.
(a) American Depository Receipt.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2009.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2009
(Unaudited)
	Large Cap	Small Cap
	Value Fund	Value Fund

ASSETS
Investment in securities:
At cost	$ 13,089,273	$ 13,942,698
At value	$ 12,941,330	$ 16,089,070

Cash	-	1,275
Dividends receivable	8,280	27,283
Interest receivable	26	8,110
Receivable due from Adviser (a)	6,394	1,139
Prepaid expenses	7,241	11,006
TOTAL ASSETS	12,963,271	16,137,883

LIABILITIES
Payable for securities purchased	-	18,595
Payable to Administrator	5,558	2,763
Payable to trustees & officers	561	1,338
Accrued expenses	14,452	16,798
TOTAL LIABILITIES	20,571	39,494

NET ASSETS	$ 12,942,700	$ 16,098,389

Net assets consist of:
Paid in capital	$ 19,076,179	$ 21,200,802
Accumulated undistributed net investment income	131,506	271,159
Accumulated net realized gains (losses) from security
transactions	(6,117,042)	(7,519,944)
Net unrealized appreciation (depreciation) on investments	(147,943)	2,146,372

NET ASSETS	$ 12,942,700	$ 16,098,389

Shares of beneficial interest outstanding (unlimited
numbers of shares authorized)	1,451,342	1,926,600

Net asset value, offering, and redemption price per share	$ 8.92	$ 8.36

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 2009
(Unaudited)

	Large Cap	Small Cap
	Value Fund	Value Fund

Investment Income
Dividends	$ 133,465	$ 204,587
Interest	160	5,708
Total Income	133,625	210,295

Expenses
Investment advisory fees (a)	57,441	67,335
Administration expenses	33,809	36,819
Out-of-pocket expenses	15,326	15,394
Legal expenses	12,835	14,823
Registration expenses	7,625	3,858
Audit expenses	6,524	6,514
Custody expenses	4,334	6,452
Trustees expenses	3,786	3,891
CCO expenses	3,573	4,584
Pricing expenses	2,275	2,651
Miscellaneous expenses	1,081	1,095
Insurance expenses	546	547
Printing expenses	425	418
Total Expenses	149,580	164,381
Fees waived and expenses reimbursed by Adviser (a)	(63,419)	(63,378)
Net Expenses	86,161	101,003

Net Investment Income	47,464	109,292

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	(738,545)	(873,173)
Change in unrealized appreciation (depreciation) on investments	4,435,490	6,963,641
Net realized & unrealized gains (losses) on investments	3,696,945	6,090,468

Net increase (decrease) in net assets resulting from operations	$ 3,744,409	$ 6,199,760

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
	Large Cap Value Fund

	Six Months Ended	Year
	September 30,	Ended
	2009	March 31,
	(Unaudited)	2009
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$ 47,464	$ 211,271
Net realized gains (losses) from security transactions	(738,545)	(3,883,676)
Change in unrealized appreciation (depreciation) on investments	4,435,490	(2,124,415)
Net increase (decrease) in net assets resulting from operations	3,744,409	(5,796,820)

Distributions
From net investment income	-	(193,326)
Decrease in net assets from distributions to shareholders	-	(193,326)

Capital Share Transactions

Proceeds from shares sold	162,709	1,314,973
Reinvestment of distributions	-	183,005
Amounts paid for shares redeemed	(63,978)	(590,041)
Net increase (decrease) in net assets from capital share transactions	98,731	907,937

Total Increase (Decrease) in Net Assets	3,843,140	(5,082,209)

Net Assets
Beginning of period	9,099,560	14,181,769

End of period	$ 12,942,700	$ 9,099,560

Accumulated undistributed net investment income included in net assets	$ 131,506	$ 84,042

Capital Share Transactions
Shares sold	21,135	142,743
Shares issued in reinvestment of distributions	-	25,069
Shares redeemed	(8,530)	(60,931)
Net increase (decrease) in shares outstanding	12,605	106,881

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued

	Small Cap Value Fund

	Six Months Ended	Year
	September 30,	Ended
	2009	March 31,
	(Unaudited)	2009
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$ 109,292	$ 161,637
Net realized gains (losses) from security transactions	(873,173)	(2,745,582)
Change in unrealized appreciation (depreciation) on investments	6,963,641	(4,008,360)
Net increase (decrease) in net assets from operations	6,199,760	(6,592,305)

Distributions
From net investment income	-	(172,855)
From capital gains	-	(40,651)
Decrease in net assets from distributions to shareholders	-	(213,506)

Capital Share Transactions

Proceeds from shares sold	466,581	1,765,715
Reinvestment of distributions	-	209,704
Amounts paid for shares redeemed	(129,374)	(750,029)
Net increase (decrease) in net assets from capital share transactions	337,207	1,225,390

Total Increase (Decrease) in Net Assets	6,536,967	(5,580,421)

Net Assets
Beginning of period	9,561,422	15,141,843

End of period	$ 16,098,389	$ 9,561,422

Accumulated undistributed net investment income included in net assets	$ 271,159	$ 161,867

Capital Share Transactions
Shares sold	64,767	214,280
Shares issued in reinvestment of distributions	-	36,281
Shares redeemed	(20,003)	(89,928)
Net increase (decrease) in shares outstanding	44,764	160,633

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

						For the Years ended
	For the Six
	Months Ended
	September 30,
	2009	March 31,		March 31,		March 31,		March 31,		March 31,
	(Unaudited)	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 6.32	$ 10.65		$ 12.52		$ 11.40		$ 10.18		$ 9.46

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.15		0.18		(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses)
on investments	2.57	(4.34)		(1.92)		1.13		1.23		0.73
Total income (loss) from investment operations	2.60	(4.19)		(1.74)		1.12		1.22		0.72

Less distributions:
From net investment income	-	(0.14)		(0.13)		-		-		-
Total distributions	-	(0.14)		(0.13)		-		-		-

Net asset value, end of period	$ 8.92	$ 6.32		$ 10.65		$ 12.52		$ 11.40		$ 10.18

Total Return (a)	41.14%	-39.52%		-14.02%	(b)	9.85%	(b)	11.98%	(b)	7.61%	(b)

Ratios and Supplemental Data

Net assets, end of period	$ 12,942,700	$ 9,099,560		$ 14,181,769		$ 16,875,525		$ 8,167,690		$ 7,392,623

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.50%	1.50%	(d)	1.50%		1.85%		1.85%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	2.60%	2.47%		2.23%		2.44%		2.73%		2.75%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.82%	1.73%	(d)	1.46%		(0.69)%		(0.07)%		(0.10)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	(0.28)%	0.76%		0.73%		(0.10)%			(c)		(c)
Portfolio turnover rate	40%	77%		24%		124%		62%		43%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period

						For the Years ended
	For the Six
	Months Ended
	September 30,
	2009	March 31,		March 31,		March 31,		March 31,		March 31,
	(Unaudited)	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 5.08	$ 8.80		$ 15.71		$ 16.01		$ 14.33		$ 14.91

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08		0.10		(0.07)		(0.11)		(0.08)
Net realized and unrealized gains (losses)
on investments	3.23	(3.68)		(3.17)		0.53		2.64		1.81
Total income (loss) from investment operations	3.28	(3.60)		(3.07)		0.46		2.53		1.73

Less distributions:
From net investment income	-	(0.10)		(0.01)		-		-		-
From net realized gains	-	(0.02)		(3.83)		(0.76)		(0.85)		(2.31)
Total distributions	-	(0.12)		(3.84)		(0.76)		(0.85)		(2.31)

Net asset value, end of period	$ 8.36	$ 5.08		$ 8.80		$ 15.71		$ 16.01		$ 14.33

Total Return (a)	64.57%	-41.11%		-21.57%	(b)	2.95%	(b)	18.22%	(b)	11.56%	(b)

Ratios and Supplemental Data

Net assets, end of period	$ 16,098,389	$ 9,561,422		$ 15,141,843		$ 20,890,814		$ 19,007,165		$ 16,537,565

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	1.50%	1.50%	(d)	1.50%		1.83%		1.85%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	2.44%	2.42%		2.14%		2.16%		2.15%		2.23%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	1.62%	1.22%	(d)	0.77%		(0.45)%		(0.75)%		(0.55)%
Before fee waivers and/or expense
reimbursement by Adviser,
Accounting Services Agent,
and Administrator	0.68%	0.30%		0.13%		(0.78)%			(c)		(c)
Portfolio turnover rate	105%	141%		85%		149%		48%		72%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Total returns shown exclude the effect of applicable sales loads.
(c) Ratios not presented prior to March 31, 2007.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.

*See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

NOTE 1. Organization

The Dean Large Cap Value Fund (the “Large Cap Fund”) and the Dean Small Cap Value Fund (the “Small Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Large Cap Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds (each “Predecessor Fund”, collectively, “Predecessor Funds”), in a tax-free reorganization at the close of business on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Fund acquired all of the assets and liabilities of the Dean Small Cap Value Fund, a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The Large Cap Fund’s and Small Cap Fund’s predecessor each commenced operations on May 28, 1997. For the periods prior to March 31, 2007, the financial information included herein or incorporated by reference into these Financial Statements, including the Notes to the Financial Statements, is that of the predecessor Dean Large Cap Value and Dean Small Cap Value Class A shares. Prior to October 28, 2006, each of the Funds’ Predecessors offered Class C shares for purchase. On October 27, 2006, the Class C shares of each Predecessor Fund were reclassified to the Class A shares of each respective Predecessor Fund.

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Large Cap Fund and the Small Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income tax. The Funds intend to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the six months ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Large and Small Cap Fund. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

NOTE 2. Significant Accounting Policies - continued

the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Subsequent events - In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through November 30, 2009, the date the financial statements were issued and determined there were no material subsequent events. See Note 10 for information regarding the approval of a new president of the Trust.

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts, and real estate investment trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

NOTE 3. Securities Valuation and Fair Value Measurements - continued

When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as convertible corporate bonds, U.S. government securities, and U.S. government agency securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2009 (Unaudited)

NOTE 3. Securities Valuation and Fair Value Measurements - continued

The following is a summary of the inputs used at September 30, 2009 in valuing the Large Cap Fund’s investments:

The following is a summary of the inputs used at September 30, 2009 in valuing the Small Cap Fund’s investments:

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

NOTE 4. Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each Fund. For the six months ended September 30, 2009, the Adviser earned fees, before the waiver described below, of $57,441 and $67,335 from the Large Cap Fund and the Small Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.50% of average daily net assets through July 31, 2010. For the six months ended September 30, 2009, the Adviser waived fees and reimbursed expenses of $63,419 and $63,378 for the Large Cap Fund and Small Cap Fund, respectively. Any such waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the applicable Fund in the first, second, and third fiscal years following the year in which the waiver or reimbursement occurs, if the Fund is able to make the payment without exceeding the above described expense limitations. As of March 31, 2009, the following amounts are subject to repayment by the Funds to the Adviser:

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS - continued

September 30, 2009 (Unaudited)

NOTE 4. Transactions with Affiliates and Related Parties – continued

$63,419 and $63,378 may be subject to potential repayment by the Large Cap Fund and the Small Cap Fund, respectively, to the Adviser through March 31, 2013. As of September 30, 2009, the Adviser owed $6,394 and $1,139 to the Large Cap Fund and Small Cap Fund, respectively.

Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the six months ended September 30, 2009, Unified earned fees of $33,809 and $36,819 from the Large Cap Fund and Small Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the six months ended September 30, 2009, Unified was reimbursed $15,326 and $15,394 by the Large Cap Fund and Small Cap Fund, respectively, for out-of-pocket expenses. As of September 30, 2009, Unified was owed $6,985 and $4,546 by the Large Cap Fund and Small Cap Fund, respectively, for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of Unified. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended September 30, 2009. The Distributor and Unified are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Each Fund has adopted a Rule 12b-1 Plan (“Plan” or “Plans”) that allows the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing. The Funds do not currently intend to activate the Plans prior to July 31, 2010.

NOTE 5. Investments

For six months ended September 30, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS - continued

September 30, 2009 (Unaudited)

NOTE 5. Investments – continued

As of September 30, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

NOTE 6. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2009, Dean Wealth Management, LP, for the benefit of its partners, owned 67.75% and 55.93% of the Large Cap Fund and the Small Cap Fund, respectively. As a result, Dean Wealth Management, LP, an affiliate of the Adviser, may be deemed to control each of the Funds.

NOTE 8. Distributions to Shareholders

Large Cap Fund. On December 26, 2008, the Large Cap Fund paid an income distribution of $0.1395 per share to shareholders of record on December 24, 2008.

The tax character of distributions paid during the fiscal years ended March 31, 2009 and 2008 was as follows:

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS - continued

September 30, 2009 (Unaudited)

NOTE 8. Distributions to Shareholders – continued

Small Cap Fund. On December 26, 2008, the Small Cap Fund paid a long-term, capital gain distribution of $0.0222 per share to shareholders of record on December 24, 2008. On December 26, 2008, the Small Cap Value Fund paid an income distribution of $0.0944 per share to shareholders of record on December 24, 2008.

The tax character of distributions paid during the fiscal years ended March 31, 2009 and 2008 was as follows:

There were no distributions by the Funds during the six months ended September 30, 2009.

As of March 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

As of March 31, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the deferral of losses on wash sales and post-October losses. At March 31, 2009, post-October losses deferred for the Large Cap Fund and Small Cap Fund were $1,992,629 and $2,061,272, respectively.

NOTE 9. Capital Loss Carryforwards

As of March 31, 2009, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

.

NOTE 10. Subsequent Event

At a meeting of the Board on November 9, 2009, Melissa K. Gallagher was approved as the new president of the Trust. Anthony J. Ghoston, had served as president from July 2004 to November 2009.

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

Renewal of the Management Agreements (each an “Agreement”, collectively, “Agreements”) between the Trust and Dean Investment Associates, LLC were considered by the Board, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the Independent Trustees and, each an “Independent Trustee”) at an in-person meeting held on February 8-9, 2009. At the meeting the Chairman reported that on January 28, 2009, the Advisor Contract Renewal Committee (the “Committee”) of the Board convened via teleconference to consider whether to recommend that the full Board approve the continuance of the Agreements between the Trust, on behalf of each Fund and the Advisor. `

The Chairman of the Board noted that all participants acknowledged receiving and reviewing the materials furnished by the Administrator and provided in advance of the meeting. He also noted that no changes had been proposed to the Funds’ Agreements, and that the Adviser had agreed to renew its obligation to cap the Funds’ expenses for an additional year. Materials specifically provided to the Board included the following information: (i) executed copies of each Fund’s Agreement and current expense cap side letter; (ii) a letter sent by Administrator on behalf of the Board of Trustees to the Adviser requesting information that the Trustees likely would consider in renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940; and their response to such letter, containing among other information, a description of the Adviser’s services to the Funds and any changes in personnel providing services to the Funds, and an analysis of profitability from managing the Funds and ideas for future growth for the Funds; (iii) a certification from the Trust’s CCO that the Adviser had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds; (iv) Form ADV Part I and II and accompanying schedules; (v) the Adviser’s balance sheet dated September 30, 2008 and income statements for the period January 1 through September 30, 2008; (vi) reports provided by the Administrator regarding the Funds’ performance year-to-date and during the past three, five and ten year periods ended December 31, 2008, and comparisons of the same to each Fund’s benchmark(s), and peer groups for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s advisory fee and total expense ratio (after fee waivers and reimbursements) to the applicable Fund’s peer group as determined by the Administrator.

The Nature, Extent and Quality of Service: The Committee noted that the Adviser manages approximately $420 million in assets, of which the Funds represented approximately $33.7 million, as of December 31, 2008. The Committee reviewed the responses from the Adviser as to the resources provided to the Funds, and considered the adequacy of such resources in light of the expected growth in the levels of the Funds’ assets, and whether the resources are sufficient to achieve good performance, compliance and other needs. The Committee determined that the resources appear adequate. The Committee noted that the Adviser provides the support of various administrative and professional staff, including those of the Adviser’s chief compliance officer. The Committee noted that, effective June 30, 2008, the Adviser has entered into a subadvisory agreement with an affiliate, to provide portfolio management services to the Large and Small Cap Funds.

Fund Performance: The Committee discussed each Fund’s performance and reviewed other materials provided by the Adviser and the Administrator with respect to such performance. The Committee noted that the Administrator reported that the Large Cap Fund had outperformed its benchmarks and its peer group average for 2008, although it had underperformed for the three, five and ten year periods ended December 31, 2008. The Committee noted that the Administrator reported that for the three, five and ten year periods ended December 31, 2008, the Small Cap Fund had underperformed its benchmarks (the Russell 2000 Value and Russell 2000 indices) and its peer group average, but that performance had recently improved. The Committee further noted that the Small Cap Fund had achieved performance on par with its peer group average and had outperformed the Russell 2000 for 2008.

Fees and Profitability: The Committee related that the Adviser confirmed that it contractually would agree to continue capping certain operating expenses of the Large Cap and Small Cap Funds at 1.50% through July 31, 2010. The Committee noted that, although the advisory fee of 1.00% was higher than each Fund’s peer group average, each Fund’s net expense ratio (after waivers and reimbursements) was lower than its peer group average.

Economies of Scales: In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Committee noted the Funds had terminated the Class A load and any contingent deferred sales load in an effort to increase the Funds’ marketability. The Committee noted that it did not appear that the Adviser has begun to realize any significant economies of scale from managing the Funds.

MANAGEMENT AGREEMENT RENEWAL – (Unaudited) – continued

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the terms of the Agreements were reasonable and that its members were recommending that the Board renew the Agreements. Based on the above, the Board, including all of the Trustees who are not “interested persons” (within the meaning of the 1940 Act) of the Trust or the Adviser, determined that each Agreement was reasonable and unanimously approved the continuance of the Agreements for an additional year.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available, without charge, upon request by calling 1-800-327-3656 or on the SEC’s website at http://www.sec.gov.

TRUSTEES

Daniel J. Condon

Kenneth G. Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

Melissa K. Gallagher, President

John Swhear, Senior Vice President

Christopher E. Kashmerick, Chief Financial Officer and Treasurer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Tara Pierson, Assistant Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

DEAN INVESTMENT ASSOCIATES LLC

2200 Kettering Tower

Dayton, Ohio 45423

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 18, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*/s/ Melissa K. Gallagher

Melissa K. Gallagher, President

Date	12-07-2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Melissa K. Gallagher

Melissa K. Gallagher, President

Date	12-07-2009

By

*/s/ Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date	12-07-2009